UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021 (December 29, 2021)

Douglas Elliman Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-41054	87-2176850
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard Miami Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.01 per share	DOUG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

The following persons have been elected as directors of Douglas Elliman Inc. (“Douglas Elliman”):

Designated as Class I directors, with initial terms expiring at the 2022 annual meeting of Douglas Elliman stockholders:

•	Richard J. Lampen

•	Wilson L. White

Designated as Class II directors, with initial terms expiring at the 2023 annual meeting of Douglas Elliman stockholders:

•	Michael S. Liebowitz

•	Mark D. Zeitchick

Designated as Class III directors, with initial terms expiring at the 2024 annual meeting of Douglas Elliman stockholders:

•	Howard M. Lorber

•	Ronald J. Kramer

•	Lynn Mestel

Information concerning these individuals, including biographical and compensation information and the information required by Item 404(a) of Regulation S-K, is included in Douglas Elliman’s Registration Statement on Form S-1 (Reg. No. 333-261523) (the “Form S-1”). Such information is incorporated by reference into this Item 5.02.

Ms. Mestel and Mr. White were appointed to serve as members of the Audit Committee of the Board of Directors of Douglas Elliman (the “Board”). Mr. Liebowitz is also a member, and the Chair, of the Audit Committee.

Messrs. Liebowitz and Zeitchick were appointed to serve as members of the Compensation and Human Capital Committee of the Board. Mr. Kramer is also a member, and the Chair, of the Compensation and Human Capital Committee.

Messrs. Kramer and Zeitchick and Ms. Mestel were appointed to serve as members of the Corporate Governance and Nominating Committee of the Board. Mr. White is also a member, and the Chair, of the Corporate Governance and Nominating Committee.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2021, in connection with the completion of its spin-off from Vector Group Ltd. (“Vector”), Douglas Elliman filed with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation to amend and restate its certificate of incorporation, as described in the Form S-1. Also on December 29, 2021, Douglas Elliman amended and restated its bylaws (the “Amended and Restated Bylaws”), as described in the Form S-1.

The above descriptions are qualified in their entirety by reference to the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Certificate of Incorporation of Douglas Elliman Inc., dated December 29, 2021.

3.2	Amended and Restated Bylaws of Douglas Elliman Inc., dated December 29, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS ELLIMAN INC.

Date: December 30, 2021	By:	/s/ J. Bryant Kirkland III
	Name:	J. Bryant Kirkland III
	Title:	Senior Vice President, Treasurer and Chief Financial Officer